EXHIBIT 10.44

AMENDMENT
TO
LOAN AND SECURITY AGREEMENT

This Fifth Amendment to Loan and Security Agreement is entered into as of August 13, 2002 (the “Amendment”), by and between COMERICA BANK-CALIFORNIA (“Bank”) and MAXWELL TECHNOLOGIES, INC., MAXWELL ELECTRONIC COMPONENTS GROUP, INC., I-BUS/PHOENIX, INC., PUREPULSE TECHNOLOGIES, INC., and MML ACQUISITION CORP. (individually, a “Borrower” and collectively, the “Borrowers”).

RECITALS

Borrowers and Bank are parties to that certain Loan and Security Agreement dated as of February 26, 2001, as amended from time to time, including but not limited to by that certain Amendment to Loan and Security Agreement dated as of May 25, 2001, that certain Second Amendment to Loan and Security Agreement dated as of June 18, 2001, that certain Third Amendment to Loan and Security Agreement dated as of December 21,2001, and that certain Fourth Amendment to Loan and Security Agreement dated as of July 2,2002 (collectively, the Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.                                       Borrowers may not request or receive any further Credit Extensions until October 16, 2002.

2.                                       Section 6.9 of the Agreement hereby is amended in its entirety as follows:

“6.9 Minimum Cash. Borrowers shall at all times maintain with Bank (or Comerica Securities, Inc. or Munder Capital) cash and cash equivalents in a minimum aggregate amount of Seven Million Dollars ($7,000,000).”

3.                                       Section 6.10 of the Agreement hereby is amended in its entirety as follows:

“6.10 Tangible Net Worth. Borrowers shall at all times through October 15, 2002 maintain a Tangible Net Worth of not less than Forty Two Million Dollars ($42,000,000). At all times after October 15,2002, Borrowers shall maintain a Tangible Net Worth of not less than Forty Eight Million Dollars ($48,000,000).”

4.                                       Exhibit D to the Agreement hereby is replaced with Exhibit D hereto.

5.                                       Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof. Each Borrower ratifies and reaffirms the continuing effectiveness of all promissory notes, guaranties, security agreements, mortgages, deeds of trust, environmental agreements, and all other instruments, documents and agreements entered into in connection with the Agreement.

6.                                       Each Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

7.                                       This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

8.                                       As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a)                                  This Amendment, duly executed by the Borrowers;

(b)                                 An amount equal to all Bank Expenses incurred to date; and

(c)   Such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

MAXWELL TECHNOLOGIES, INC.

By:	/s/ Donald M. Roberts
Title:	Vice President

MAXWELL ECTRONIC COMPONENTS GROUP, INC.

By:	/s/ Donald M. Roberts
Title:	Vice President

I-BUS/PHOENIX, INC.

By:	/s/ Donald M. Roberts
Title:	Vice President

PUREPULSE TECHNOLOGIES, INC,

By:	/s/ Donald M. Roberts
Title:	Vice President

MML ACQUISITION CORP.

By:	/s/ Donald M. Roberts
Title:	Vice President

COMERICA BANK-CALIFORNIA

By:	/s/ Steve T. Stuckey
Title:	Vice President

AMENDMENT
TO
LOAN AND SECURITY AGREEMENT

This Sixth Amendment to Loan and Security Agreement is entered into as of October 31,2002 (the “Amendment”), by and between COMERICA BANK-CALIFORNIA (“Bank”) and MAXWELL TECHNOLOGIES, INC. (“Parent”) and MML ACQUISITION CORP. (individually, a “Borrower” and collectively, the “Borrowers”).

RECITALS

Borrowers and Bank are parties to that certain Loan and Security Agreement dated as of February: 26, 2001, as amended from time to time, including but not limited to by that certain Amendment to Loan and Security Agreement dated as of May 25, 2001, that certain Second Amendment to Loan and Security Agreement dated as of June 18, 2001, that certain Third Amendment to Loan and Security Agreement dated as of December 21, 2001 (the “Third Amendment”), that certain Fourth Amendment to Loan and Security Agreement dated as of July 2, 2002, and that certain Fifth Amendment to Loan and Security Agreement dated as of August 13,2002 (collectively, the “Agreement”).

In addition, Bank agreed to make the Term Loan (as defined in the Third Amendment) to Parent under the terms and conditions set forth in the Term Loan Agreement, the Note, Addendum to Note, and Environmental Indemnity (each as defined in the Third Amendment and dated as of December 21, 2001) (collectively, the “Term Loan Agreements”). Parent’s obligations under the Term Loan Agreements are secured by the Collateral as well as by a Deed of Trust, Security Agreement, and Fixture Filing (With Assignment of Rents and Leases) recorded on December 26, 2001, as File Number 2001-0954268, in the office of the County Recorder of San Diego County, California (the “Deed of Trust”), an Assignment of Real Property Leases and Rents (the “Assignment”), and a UCC fixture filing, each dated as of December 21, 2001. The Agreement, the Term Loan Agreements, the Deed of Trust and the Assignment are collectively referred to herein as the Agreements.

Further, effective as of October 9, 2002, Maxwell Electronic Components Group, Inc., a California corporation (“MECG”), a former Borrower under the Agreement, merged with and into Parent, with Parent continuing as the surviving corporation (the “Merger”). Pursuant to the Loan Agreement, Bank must consent to such Merger.

Parent desires to assume all obligations of MECG under the Agreement (the” Assumption”). Parent and MECG have requested Bank’s consent to such Merger, and Bank desires to grant such consent, provided Parent assumes all obligations of MECG to Bank under the Agreement in accordance with this Amendment.

Additionally, the parties desire to amend the Agreements in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.                                       To the extent not already provided for in the agreement(s) setting forth the terms of the Merger, or otherwise made effective as a consequence of such Merger, Parent hereby assumes all obligations of MECG, including, but not limited to, the payment of any amounts outstanding (including but not limited to Bank’s expenses, fees, attorney’s fees, and collection fees), under the Agreements. Parent confirms that, to secure such performance, Parent grants Bank a security interest in all the Collateral, including any portion of the Collateral which was formerly owned by MECG but is now owned by Parent as a result of such merger.

2.                                       Bank hereby waives Borrowers’ default under Section 7.3 of the Agreement as it relates: to the Merger.

3.                                       The following defined term in Section 1.1 of the Agreement is hereby amended as follows:

“Credit Extension” means the issuance of credit cards under Section 2.1(d), the Term Loan under Section 2.1 (g), or any other extension of credit by Bank for the benefit of Borrower hereunder.

4.                                       Bank hereby waives Borrowers’ default under Section 6.10 of the Agreement, as in effect prior to the date of this Amendment, for the period ending August 31,2002.

5.                                       Section 2.1(a) of the Agreement hereby is amended in its entirety as follows:

“2.1(a) Intentionally Omitted”

“2.1(b) Intentionally Omitted.”

“2.1(c) Credit Card. Subject to the terms and conditions of this Agreement, Bank agrees to issue or cause to be issued corporate credit cards for the executives of Borrowers in an aggregate credit limit not to exceed Two Hundred Twenty Five Thousand Five Hundred Dollars ($225,500) (the “Credit Card Sublimit”). The terms and conditions (including repayment and fees) of such Credit Card Sublimit shall be subject to the terms and conditions of the Bank’s standard forms of application and agreement for corporate credit card(s), which Borrowers hereby agree to execute.”

“2.1(d) Intentionally Omitted”

6.                                       Section 6.8 of the Agreement hereby is amended in its entirety as follows:

“6.8 Intentionally Omitted.”

7.                                       Section 6.9 of the Agreement hereby is amended in its entirety as follows:

“6.9 Intentionally Omitted”

8.                                       Section 6.10 of the Agreement hereby is amended in its entirety as follows:

“6.10 Tangible Net Worth. Borrowers shall at all times maintain a Tangible Net Worth of not less than Twenty Four Million Dollars ($24,000,000).”

9.                                       Section 6.11 of the Agreement hereby is amended in its entirety as follows:

“6.11 Intentionally Omitted”

10.                                 Exhibit D to the Agreement hereby is replaced with Exhibit D hereto.

11.                                 The references to “$6,000,000” and or “Six Million Dollars ($6,000,000) in the Term Note (or otherwise in the Term Loan Agreements) hereby are replaced with” $3,000,000” and “Three Million Dollars ($3,000,000),” respectively.

12.                                 In consideration of the foregoing amendment, Parent assumes and agrees to pay the indebtedness evidenced by the Term Note as hereby amended and Borrowers agree to pay and perform each and all of the conditions and covenants required to be performed by Borrowers pursuant to the Agreements.

13.                                 In order to induce Lender to execute this Amendment, Parent represents and warrants that title to the real property described in the Deed of Trust is vested in Maxwell Technologies, Inc., subject only to those exceptions as shown on the preliminary title report dated as of October 15, 2002, issued by Chicago Title Company.

14.                                 Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreements. The Agreements, as amended hereby, shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreements, as in effect prior to the date hereof. Each Borrower ratifies and reaffirms the continuing effectiveness of all promissory notes, guaranties, security agreements, mortgages, deeds of trust, environmental agreements, and all other instruments, documents and agreements entered into in connection with the Agreements.

15.                                 Each Borrower represents and warrants that the representations and warranties contained in the Agreements are true and correct as of the date of this Amendment, and that, except as expressly waived hereby, no Event of Default has occurred and is continuing.

16.                                 This Amendment maybe executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

17.                                 As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

a)                                                                                      This Amendment, duly executed by the Borrowers;

b)                                                                                     Corporate Resolutions to Borrow;

c)                                                                                      An amount sufficient to reduce the Term Loan to $3,000,000, which amount maybe debited from Borrower’s account no. 1891-382036;

d)                                                                                     An amount equal to all Bank Expenses incurred to date, which amount may be debited from any of Borrower’s account no. 1891-382036

e)                                                                                      $22,000.00 to satisfy the “unused line fee” charged (pursuant to Section 2.5(a) of the Agreement) but not previously collected, which amount may be debited from Borrower’s account no. 1891-382036; and

f)                                                                                        Such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

MAXWELL TECHNOLOGIES, INC.
By:	/s/ James A. Baumker
Title:	Chief Financial Officer

MML ACQUISITION CORP.
By:	/s/ James A. Baumker
Title:	Chief Financial Officer

COMERICA BANK-CALIFORNIA

By:	/s/ Steve T. Stuckey
Title:	Vice President